Working Capital Loan Contract

REF: JK161213000016

Party A: Springpower Technology (Shenzhen) Co., Ltd

Address: Building A, Chaoshun Industrial Zone, Renmin Street, Danhu, Guanlan Road, Baoan, Shenzhen

Party B: Bank of Jiangsu, Shenzhen Sub-branch.

Address: 4011, Shennan Road, Futian District, Shenzhen.

According to relevant laws and regulations of China, this contract was agreed by two parties, and both of them will be in accordance with the terms of the contract.

Clause 1 Content of the loan

1. Amount

Currency in: RMB

Amount: RMB TEN MILLLION ONLY

RMB 10,000,000.00

2. Period: From September 26th, 2013 to September 25th, 2014.

3. Lending rate and interest calculation

(1) Lending rate

Lending rate is fixed rate, Interest rate is 7.2% per annum equal the one year benchmark lending rate promulgated by the People’s Bank of China, plus 20%.

(2) Interest calculation

Interest is calculated starting from the actual withdrawal date on the actual amount of money withdrawn and the number of days outstanding.

Interest calculation formula: Interest = Principal × actual number of days × daily rate.

Daily rate calculation is: daily rate = APR / 360.

4. Purpose of loan: Purchase of raw materials

5. Evidence of debt

Evidence of debt is part of this contract, and has equal legal effect. In case of a conflict between the contract and evidence of debt the latter shall govern.

Clause 2 Interest settlement

1. Interest settlement takes place on the 20th of each month.

If the final loan principal payment date is different from the interest payment date, the borrower should pay off all interest on the principal payment date.

2. Party A should pay interest on the 20th of each month. Party B can charge interest from Party A’s account in bank of Jiangsu. If Party A do not pay on time, compound interest will be charged interest.

Clause 3 Penalty interest and compound interest

1. For the loan overdue or violated use the loan purpose, the penalty interest rate of the overdue loan shall be the agreed interest rate plus 50%, and the penalty interest rate of the misappropriated loan shall be the agreed interest rate plus 100%.

Overdue interest bears compound interest with penalty interest rate.

Clause 4 Withdrawal conditions

1. Withdrawal must meet the following conditions when the contract is effective, unless Party B exempts:

(1) Party A has opened the account in Bank of Jiangsu or its sub-branch.

(2) Party A has provided Party B with legal papers, which can prove Party A is of legality, to Party B, including but not limited latest business license, approval certificate, joint or cooperate contract, article of association.

(3) Party A has provided Party B with withdrawal application, entrusted payment.

(4) Guaranty contract related to this loan, and/or mortgage contract, pledge contract have been effective.

(5) Requested by this contract and Party B including but not limited to finish approve, register, filing, insurance, notarization, testimony.

(6) Party A has provided Party B with the verification report which can prove its registered capital has been put in place.

(7) Party A has submitted resolution books and power of attorney signed by the board or other authorities to Party B.

(8) Party A should submit written withdrawal application, documentary proof for using of loans

(9) Party A has provided Party B with evidence of debt which has seals.

(10) Party A has provided Party B with credit cards of Party A and guarantee.

(11) Loan contract, guarantee contract, pledge contract must apply for notarial legalization procedure, if necessary. All notarization fee should be paid by Party A.

(12) All expenses under this contract has been paid by Party A and/or guarantee.

Clause 5 Withdrawal plan

1. If all withdrawal conditions have met, Party A can withdraw RMB 10 milliion Yuan on September 26th 2013 in one lump sum.

2. Party B has right to refuse providing the loans if Party A doesn’t withdraw on schedule.

Clause 6 The way of payment

1. Entrusted payment.

Party B pay to transactional objects according to withdrawal application and entrusted payment applied by Party A, under the condition of regulated use of purpose by this contract.

2. Party B has the right to consult with Party A about withdrawal conditions, and stop the loan or request Party A to repay the loan in advance, if the following situations occurred:

(1) Party A's credit status drop.

(2) Party A's main business profitability is not good.

(3) Party A contravenes this section to use the loan.

(4) Party A violates the contract to circumvent entrusted payment of Party B by piecemeal way.

(5) Party A violates commitments issues.

(6) Party A violates the other situations under this contract.

Clause 7 Repayment

1. Party A’s repayment including but not limited from operating revenue.

2. Except agreed by Party A and Party B, Party A must repay 10 million Yuan under this contract on September 25th 2014.

3. If the above repayment date is not banking day, delay to the next banking day. If Party A cannot repay the loan on time, Party A should provide the written application for delaying repayment one month before the loan expiration to Party B.

5. Party B has the right to collect expired principal and interest from Party A’s account in Jiangsu Bank. If the collecting money is foreign currency, convert to RMB according to the rate announced by Party B.

Clause 8 All debts under the contract are guaranteed by /

Clause 9 Representations and warranties

1. Party A’s qualification meets the requirements of related laws and regulations.

2. Party A has been granted all legal and valid authorizations to sign this contract and other relevant documents, and is ability to perform its own responsibilities.

3. Party A will not violate any laws, normative documents and this contract due to signing and performing the contract.

4. Party A does not have any pending litigations, arbitrations or administrative penalties.

5. Party A cooperates with Party B in payment management of the loan, management after the loan and related examination.

6. The financial statement provided by Party A truly report Party A’s financial condition.

7. All information provided by Party A to Party B is true, legal and effective, without material misstatement and misleading.

8. All information about Party A, guarantee, mortgager, mortgagor, mortgage and project which exist in this contract and guarantee contract is true, complete, and accurate, without leaving any important fact out.

9. Party A has known the business scope and grant privilege of Party B. Party A has read all terms of the contract. Party B has explained homologous terms requested by Party A. Party A has known the meaning of all terms of the contract and homologous legal consequence. Signing the contract is the true will of Party A.

Clause 10 Rights and obligations of Party A

1. The rights of Party A

(1) Party A has the right to draw and use the loan according to this contract.

(2) Party A has the right to transfer the liability under this contract to third party, if Party A got the written approval of Party B.

2. The obligations of Party A

(1) Party A should provide true documents to Party B.

(2) Party A should provide last month’s financial statement to Party B before the 20th of each month, and provide audited financial statement to Party B in120 days after fiscal year, and provide changes and modifications of itself to Party B.

(3) Party A should accept and cooperate with Party B in surveying, supervising and examining on credit conditions, related production, management, financial operation.

(4) Party A should open settlement account in Bank of Jiangsu, Shenzhen Sub-branch, and arrange settlement of both domestic and overseas accounts, foreign exchange settlement and sale and other intermediate business in Bank of Jiangsu or its sub-branch more than the proportion of the loan under the contract and all loans of Party A.

(5) Party A should use the loan according to the contract.

(6) Party B should repay principal and interest according to the contract.

(7) Party A should notice Party B in written before investing abroad, the substantial increase of debt financing, merging, discretion, stock right transference, asset transference and any other major events. Party A should put safeguards of repaying principal, interest and other fees under the contract in place.

(8) If the significant adverse things which can affect the solvency/guarantee ability of Party A or guarantee, Party B should be informed by Party A or guarantee.

(10) If Party A is a group, Party B should be informed in written in 10 days when the turnover of connected transaction exceed 10% of Party A’s net asset. The content of the report should include but not limited in the relationships between trading object and Party A, trading program and nature of the transaction, transaction amount or the corresponding proportion, pricing basis(including the transactions which have no amount or only token payment).

(11)Ensuring cover insurance for the asset which is related to the loan to the insurance company as Party B requested, and designating Party B to be the beneficiary.

(12) If notary organ grant enforceable potency to this contract, Party A agrees to be enforced and gives up the right of defense.

Clause 11 the rights and obligations of Party B

1. The rights of Party B

(1) Having the right to ask Party A to provide related information of the loan under the contract.

(2) Having the right to ask Party A to repay principal and interest on schedule or in advance.

(3) Having the right to know the production, financial condition, operation, and repayment plan. Having right to extract and copy from account books, operation record and related information.

(4) Having the right to supervise Party A uses the loan according to the contract.

(5) Having the right to collect principal, interest, and other related expenses from Party A’s account on schedule or in advance.

(6) If Party A fails to act or violate the obligations under the contract, Party B has the right to change the way of payment, and stop providing the loan or ask Party A to repay the loan in advance, and announce the loan is of acceleration of maturity.

(7) Party B has the right to call the loan advanced according to the situation of capital return of Party A.

(8) If Party A transfers the property right, changes system, reduces registered capital, or transfers obligatory right and debt or something important, Party B has the right to ask Party A to repay principal, interest and other related fees under the contract, or request Party A to transfer all loan under the contract to the assignee agreed by Party B, or ask Party A to provide other guarantee measures agreed by Party B.

(9) Party B has the right to query the credit inquiry of Party A, the legal representative of Party A and executives of Party A, and has the right to provide the information of Party A to the people’s Bank of China etc.

2. The obligations of Party B

(1) Party B should provide the loan to Party A according to the contract.

(2) The financial conditions, operation of Party A should be kept secret by Party B, except the laws, administrative laws and regulations, normative documents requested.

Clause 12 Default

1. It is default that the following things occurred during the contract period :

(1) Party A fails to act clause 9 and clause 10, including does not repay the principal, interest and other payables on schedule under the contract.

(2) Party A does not perform obligations under the contract and other related documents. If above actions can be corrected, Party A should correct above actions to make Party B satisfied in 20 days since Party B send written notice.

(3) Termination of business, liquidation, restructuring, dissolution and bankruptcy of Party A by an active or passive means.

(4) Party A provides false materials or conceals any important fact of finance and operation.

(5) Party A breaks the financial target agreed in Clause 18 in the contract;

(6) Party A has financial losses or deterioration of financial conditions which might affect the capacity for fulfilling the contract of Party A or Guarantor. Or Party A evades the bank debts on purpose.

(7) The project loan of Party A is canceled or impossible to implement.

(8) Party A uses false contract with related parties to achieve capital or line of credit from Party B or other banks.

(9)Party A is involved in illegal operation.

(10) Division, merger, important takeover, consolidation and reorganization of Party A.

(11) Party A violates other contracts signed with Party B or other third party, or involved in litigation or arbitration because of those contracts.

(12) Controlling shareholder of Party A transfer its share, or significant items happen to controlling share holder, actual controller, legal representative, senior executives of Party A, including but not limited to be involved in illegal actions, litigation, arbitration, administrative penalty, deterioration of financial condition, bankruptcy, dissolution etc.

(13) Guarantor violate the contract, such as providing false information, violating other contracts signed by Party B or other third parties, involved in litigation, arbitration, stopping doing business, business failures, illegal actions, evading bank credit’s right, merging, consolidation, reorganization, and other situation which may affect guaranty ability of Guarantor.

(14) Defaults occurred under other loan contracts or guaranty contracts signed between Party A and Party B.

(15) Other situations are or might be injured the safety of the loan.

2. When default happens, Party B will take one or a few following measures according to the nature and extent of the default:

(1) Asking Party A to correct the default and take remedial measures within a definite time.

(2) Changing the way of payment under the contract.

(3) Stopping providing remaining loan, cancelling remaining loan commitment, announcing the immediate expiration on the principal and interest under the contract, and calling the loan back immediately.

(4)All principal and interest under other contracts signed between Party A and Party B are considered as acceleration of maturity, and are took back immediately.

(5) Freezing part or all deposit of Party A. Having the right to deduct the fund from Party A’s deposit accounts to pay off the principal, interest and other related expense under the contract. Foreign exchange purchasing is granted to Party B by Party A for repaying the principal and interest of foreign exchange loans.

(6) Asking liability of guaranty from guarantor or handling the guarantee.

(7) Filing a lawsuit to the court, claiming indemnity for the principal, interest, expenses and other losses from Party A and guarantor by taking legal action.

(8) If the notary organ considers the contract as enforceable, enforcement can be applied to the court.

Clause 13 Expense

1. The expense of credit information, notarization, testimony, register etc under the contract should be afforded by Party A.

2. The expense result from Party A does not repay the principal and interest on schedule should be paid by Party A, such as advertising fee, delivery fee, appraisal cost, counsel fee, legal fare, travel expense, valuation fee, auction fee, property preservation fee, enforcement fee etc.

Clause 14 Transferring of obligation

1. Without the written approval from Party B, Party A cannot transfer any rights and obligations under the contract to third party.

2. If Party A transfer the rights and obligations under the contract to third party with the written approval of Party B, the third party should comply with all terms of the contract unconditionally.

Clause 15 Modification, dissolution and execution of civil right of the contract

1. Agreed by both parties, this contract can be modified and dissolved by written.

2. Any tolerance, extension or delay from Party B to Party A for exercising of rights under this contract does not affect the rights Party B enjoys according to this contract and laws and regulations, and cannot be considered as approval to the default, and does not mean the abdication of the right.

3. Any terms of the loan become invalid because of any reasons, Party A still should perform the obligation of repayment. If above situation happens, Party B has the right to terminate this contract, and ask Party A to repay the principal, interest and other fund under this contract immediately.

4.It should be noticed to Party B by written that any changes of Party A’s abode, postal address, contact number, business scope, legal representative etc, in 10 days after the changes happen. It will be considered as the information has been delivered that Party B sends related notices and documents according to primary address result from Party A does not perform above obligations.

5. Any related notices and documents should be sent in written by both parties.

Clause 16 Party A agrees that the credit’s rights under this contract can be enforced after notarization. When Party A does not carry out obligations under the contract completely or partly, Party B can apply enforcement to competent court.

Clause 17 Applicable Law and Resolution for dispute

The signing, effectiveness, interpretation, performance and settlement of disputes of this contract shall apply for the People's Republic of China's laws. If there are any disputes based on this contract, the contracting parties could attempt to resolve them through consultation. If negotiation fails, shall resolve the disputes according to the following way of     A    :

A. Institute legal proceeding to the court where the Party B located.

B.

Clause 18 Other terms and conditions

1. This contract is the specific business of Maximum Amount Comprehensive Credit Line Contract (NO: SX161213000377).

2. The things which are not mentioned in this contract should be explained and settled according to relevant laws, administrative laws and regulations, normative documents and the related regulations of Bank of Jiangsu.

Clause 19 Effective and invalid of the contract

1. This contract enters into force upon the date when it is signed or sealed and affixed with official seals by the legal representative or entrusted agents of Party A and Party B.

2. This contract become invalid after Party A repaid all principal and interest of the loan and other expense.

This contract is signed in triplicate; each party (Party A, Party B and Guarantor) holds one copy, which has the equal legal effect.

/s/ [COMPANY SEAL]

Party A (Stamp): Springpower Technology (Shenzhen) Co., Ltd

Signature of legal representative or deputy:

/s/ Dangyu Pan

/s/ [COMPANY SEAL]

Party B (Stamp): Bank of Jiangsu, Shenzhen Sub-branch.

Signature of legal representative or deputy:

/s/ Cheng Chen